UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2026

WAYFAIR INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36666	36-4791999
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Copley Place	Boston, MA	02116
(Address of principal executive offices)		(Zip Code)

(617) 532-6100

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Issuance of 7.125% Senior Secured Notes due 2034

On May 18, 2026, Wayfair LLC (the “Issuer”), a subsidiary of Wayfair Inc. (“Wayfair”), issued $400 million aggregate principal amount of 7.125% senior secured notes due 2034 (the “Notes”).

Wayfair intends to use the net proceeds from the Notes offering to repay a portion of its existing indebtedness and for other general corporate purposes. No assurance can be given as to how much, if any, of its existing indebtedness will be repaid with the net proceeds from the Notes offering, the terms on which it will be repaid (if repaid or repurchased before maturity) or the timing of any such repayment.

The Notes and related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Notes were offered only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons in accordance with Regulation S under the Securities Act.

Indenture

The Notes were issued under an Indenture, dated May 18, 2026 (the “Indenture”), among the Issuer, the guarantors named therein (including Wayfair) and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent.

The Indenture provides, among other things, that the Notes will be senior secured obligations of the Issuer. Interest on the Notes is payable semi-annually, in arrears, on May 15 and November 15 of each year, commencing on November 15, 2026, at a rate of 7.125% per annum, until their maturity date of May 31, 2034. The Indenture contains covenants that restrict Wayfair’s ability and the ability of its restricted subsidiaries to, among other things:

•	incur additional indebtedness;

•	declare or pay dividends, redeem stock or make other distributions or restricted payments;

•	make certain investments;

•	create certain liens;

•	enter into certain transactions with affiliates;

•	agree to certain restrictions on the ability of Wayfair’s restricted subsidiaries to make certain payments;

•	sell or transfer certain assets; and

•	consolidate, merge, sell or otherwise dispose of all or substantially all of the Issuer’s or its restricted subsidiaries’ assets.

These covenants are subject to a number of important limitations, qualifications and exceptions. In addition, certain of these covenants, including the limitation on indebtedness, will cease to apply to the Notes for so long as the Notes have investment grade ratings from any two of the prescribed rating agencies.

If a change of control occurs, the Issuer may be required to offer the holders of the Notes an opportunity to sell all or part of their Notes at a purchase price of 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase. In addition, if Wayfair sells assets under certain circumstances, the Issuer may be required to make an offer to purchase a portion of the Notes.

At any time prior to May 31, 2029, the Issuer may on one or more occasions redeem the Notes, in whole or in part, at a price equal to 100% of the principal amount of the Notes redeemed, plus a “make-whole” premium, as set forth in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. On or after May 31, 2029, the Issuer may on one or more occasions redeem the Notes, in whole or in part, at the applicable redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, at any time prior to May 31, 2029, the Issuer may on one or more occasions redeem up to 40% of the aggregate principal amount of the Notes with an amount equal to or less than the net cash proceeds received by the Issuer or Wayfair from certain equity offerings at a redemption price equal to 107.125% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Furthermore, at any time prior to May 31, 2029, the Issuer may redeem up to 10% of the aggregate principal amount of the Notes during any twelve-month period at a redemption price equal to 103% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods) nonpayment of principal or interest; breach of other agreements in the Indenture; defaults in failure to pay certain other indebtedness; certain events of bankruptcy or insolvency; the failure to pay final judgments in excess of certain amounts of money against the Issuer and its significant subsidiaries; the failure of certain guarantees to be enforceable (other than in accordance with the terms of the Indenture); and the assertion by the Issuer, Wayfair or any guarantor that is a significant subsidiary in any pleading that any security interest related to the Notes is invalid or unenforceable.

The foregoing description is qualified in its entirety by reference to the text of the Indenture and the Form of Note, which are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Indenture” is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On May 14, 2026, Wayfair issued a notice (the “Redemption Notice”) to holders of the Company’s 3.50% Convertible Senior Notes due 2028 (the “2028 Notes”) calling for the redemption (the “Redemption”) of all of the outstanding 2028 Notes.

On June 29, 2026 (the “Redemption Date”), any outstanding 2028 Notes that are called for Redemption and have not been submitted for conversion will be redeemed for cash at a price (the “Redemption Price”) equal to the principal amount of such 2028 Notes plus accrued and unpaid interest on such 2028 Notes to, but excluding, the Redemption Date.

2028 Notes that are called for Redemption may be submitted for conversion at any time before 5:00 p.m. (New York City time) on the second scheduled trading day before the Redemption Date (the “Redemption Period”). The Company currently expects that holders of 2028 Notes called for Redemption will convert such 2028 Notes before the Redemption Date. However, those holders are not obligated to convert their 2028 Notes, and the Company will be required to pay the Redemption Price for all 2028 Notes called for Redemption that are not converted during the Redemption Period. 2028 Notes called for Redemption that are converted during the Redemption Period will be settled with cash up to the principal amount of such 2028 Notes and shares of the Company’s Class A common stock in respect of the remainder, if any, of the conversion obligation in excess of the principal amount of such converted 2028 Notes, together with cash in lieu of fractional shares. As of the date of the Redemption Notice, the conversion rate of the 2028 Notes is 21.8341 shares of the Company’s Class A common stock per $1,000 principal amount of 2028 Notes. However, in accordance with the Indenture governing the 2028 Notes, the Conversion Rate applicable to 2028 Notes called for Redemption that are converted during the Redemption Period will be increased to 23.3162 shares of the Company’s Class A common stock per $1,000 principal amount of 2028 Notes.

This Current Report on Form 8-K is not a notice of redemption of the 2028 Notes. The Redemption is being made solely pursuant to the Redemption Notice, dated May 14, 2026, relating to the 2028 Notes.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, without limitation: Wayfair’s anticipated use of the net proceeds from the Notes offering; statements regarding the planned Redemption, including Wayfair’s expectations regarding conversions by holders of the 2028 Notes called for Redemption, and the Redemption’s expected impacts, including potential dilutive impacts; and other statements that are not historical fact. These statements are based on Wayfair’s current plans and expectations and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, without limitation: risks relating to dilution and liability management exercises generally; risks relating to Wayfair’s ability to repay other existing indebtedness, including the timing of any such actions; risks relating to Wayfair’s ability to accurately anticipate the extent of holder conversions; and the other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Wayfair’s most recent Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission. Wayfair qualifies all of its forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this report and, except as required by applicable law, Wayfair undertakes no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated May 18, 2026, among Wayfair LLC, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent

4.2	Form of Note (included in Exhibit 4.1)

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYFAIR INC.

Date: May 18, 2026	/s/ Andrew Oliver
Andrew Oliver
Deputy General Counsel and Assistant Secretary